EXHIBIT 99.1


    Appellate Court Squares Playing Field For Energy Beverages...
           National Beverage Announces Win for the Industry

    FORT LAUDERDALE, Fla.--(BUSINESS WIRE)--July 11, 2007--National Beverage Corp. (NASDAQ:FIZZ) confirmed today that the Ninth Circuit United States Court of Appeals quashed a lower court decision used by Hansen Beverage Company to try and control competition in the burgeoning energy drink business. The Ninth Circuit reversed an injunction entered last October that had blocked National from selling its product...FREEK. Although National Beverage redesigned its container and has been selling the newly-designed FREEK - the lower court's decision 'stopped' the most dynamic product launch over the past several decades! A copy of the Ninth Circuit decision is attached.

    "The costs, both tangible and intangible, were excessive, but National had no choice but to fight for industry principles. Hansen's despicable attempt to bully the market and terrorize beverage distributors created a militant environment - that certainly caught the eye of the Appellate Court and its process!" stated National Beverage's Chairman and Chief Executive Officer, Nick A. Caporella.

    "We are very pleased that the Ninth Circuit has attested - to the law...and that competition in the energy drink business will succeed on its product's merits. Hansen's abusive attempt to claim vibrant colors and a black can for its exclusive use - just could not stand," continued Caporella.

    "As Americans, we have witnessed much about democracy over these recent times. Well...this case most dynamically emphasizes the profoundness of our democracy - its legal system," Caporella concluded.

    Standing with Caporella, a Company spokesperson offered: "Now, everyone will be able to know why, given the choice...Monster consumers prefer the taste of FREEK over and over," she excitingly exclaimed!!

    National Beverage is highly innovative, making it unique as a pace-setter in the changing soft-drink industry. Its lineup of refreshment products consisting of - Energy Drinks and Fortified Powders, Vitamin Enhanced juices and waters, and new-to-come beverage supplements are geared toward the lifestyle/health-conscious consumer.

    Shasta(R) - Faygo(R) - Everfresh(R) and LaCroix(R) are aligned with Rip It(R) and FREEK(TM) energy products to make National
Beverage...America's Flavor--Favorite - soft-drink company.

    Fun, Flavor and Vitality...the National Beverage Way

    Note: This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include fluctuations in costs, changes in consumer preferences and other items and risk factors described in the Company's Securities and Exchange Commission filings and the Company disclaims an obligation to update any such factors or to publicly announce the results of any revisions to any forward-looking statements contained herein to reflect future events or developments.

    CONTACT: National Beverage Corp., Fort Lauderdale
             Grace A. Keene, Office of the Chairman, 954-581-0922

                                 FOR PUBLICATION

                         UNITED STATES COURT OF APPEALS
                              FOR THE NINTH CIRCUIT

            ------------------------------------
            HANSEN BEVERAGE COMPANY, a          |
            Delaware corporation, dba           |
            Monster Beverage Company,           |
                            Plaintif-Appellee,  |
                                                |
                            v.                  |     No. 06-56390
                                                |
            NATIONAL BEVERAGE CORP., a           >      D.C. No.
            Delaware corporation; SHASTA        |    CV-06-05470-ER
            BEVERAGES INC., a Delaware          |
            corporation; NEWBEVCO INC., a       |      OPINION
            Delaware corp.; FREEK'N             |
            BEVERAGE CORP., a Delaware          |
            corporation,                        |
                       Defendants-Appellants.   |
            ------------------------------------

                  Appeal from the United States District Court
                     for the Central District of California
                   Edward Rafeedie, District Judge, Presiding

                              Argued and Submitted
                     February 12, 2007--Pasadena, California

                               Filed June 29, 2007

               Before: William C. Canby, Jr. and Sidney R. Thomas,
            Circuit Judges, and Suzanne B. Conlon,* District Judge.

                             Opinion by Judge Canby


            ------------------------------------------------------------

                 *The Honorable Suzanne B. Conlon,  Senior United States
            District Judge for the Northern District of Illinois, sitting by designation.

                                      7699

            7702       HANSEN BEVERAGE v. NATIONAL BEVERAGE
            ------------------------------------------------------------
            ------------------------------------------------------------

                                     COUNSEL

            Stephen P. Swinton, Kristine L. Wilkes, Latham & Watkins LLP, San Diego, California; Elliot H. Scherker, Greenberg Traurig PA, Miami, Florida, for the defendants-appellants.

            John B. Sganga, Jr., Knobbe, Martens, Olson & Bear, LLP, Irvine, California, for the plaintiff-appellee.

            ------------------------------------------------------------

                       HANSEN BEVERAGE v. NATIONAL BEVERAGE         7703
            ------------------------------------------------------------
                                     OPINION

            CANBY, Circuit Judge:

                 National Beverage Corporation,  Shasta Beverages, Inc.,
            NewBevCo., Inc., and Freek'N Beverage Corporation (collectively, "National") appeal the district court's grant of a preliminary injunction prohibiting National from infringing upon the trade dress of Hansen Beverage Company's line of "Monster" energy drinks. The preliminary injunction restrains National, inter alia, from selling or marketing its line of "Freek" energy drinks in their current containers or containers confusingly similar to Monster's current trade dress. We reverse because the district court abused its discretion when it determined that Hansen is likely to succeed on the merits.

                                   BACKGROUND

                 Hansen  produces and markets the Monster Energy line of
            energy drinks. The line consists of a family of four drink varieties, each packaged in containers bearing a large clawed-out "M" and the word "MONSTER."(1) Each variety uses a distinct color combination. The combinations generally consist of a dark background (either black or grey depending on the variety) and one bold accent color unique to the variety.

                 In August  2006,  National  began  selling  its line of
            "Freek" energy drinks in the Detroit area. Like the Monster products, the Freek line of beverages consists of four flavor varieties, each packaged in containers featuring a dark background and one of four distinctive accent colors. Unlike the Monster products, Freek's packaging prominently features the word "FREEK" (written in a unique, stylized font) and the distorted image of a frightening, evil-eyed creature's face.

            ------------------------------------------------------------
                 (1)Examples of the competing trade dress may be seen in
            the Appendix to this opinion.

            7704       HANSEN BEVERAGE v. NATIONAL BEVERAGE
            ------------------------------------------------------------

                 Soon after National began  distribution of its product,
            Hansen brought this action under section 43(a) of the Lanham Act, 15 U.S.C. ss. 1125(a), alleging that National's line of Freek energy beverages infringes Monster's trade dress.(2) At a hearing on Hansen's motion for a preliminary injunction, the district court issued a tentative ruling in favor of Hansen and made supporting findings of fact from the bench. In its oral findings, the court stated that a preliminary injunction was warranted because Hansen had shown a probability of success on the merits, irreparable injury, and that the balance of hard-ships tipped in its favor. The district court subsequently affirmed its tentative ruling and issued a preliminary injunction prohibiting National from "manufacturing, distributing, shipping, advertising, marketing, promoting, selling, or offering to sell the Freek energy drinks in containers the same or similar to their current containers or any containers confusingly similar to Plaintiff's current Monster trade dress." The injunction also orders National to "immediately withdraw from the market any Freek energy drinks in containers having an appearance the same or similar to their current containers or any containers confusingly similar to Plaintiff's current Monster trade dress."

                 This interlocutory  appeal followed.  See 28 U.S.C. ss.
            1292(a)(1).

                                   DISCUSSION

                 [1] The  central  issue in this  appeal is whether  the
            grant of a preliminary injunction constitutes an abuse of discretion because Hansen failed to demonstrate probable success on the merits. See Vision Sports, Inc. v. Melville Corp., 888 F.2d 609, 612 (9th Cir. 1989) (a preliminary injunction may be granted if the moving party has shown probable success on the merits and the possibility of irreparable harm). In an action for trade dress infringement

            ------------------------------------------------------------
                 (2)Hansen   later   added   a   count   for   trademark
            infringement that is not pertinent to this appeal.

                       HANSEN BEVERAGE v. NATIONAL BEVERAGE         7705
            ------------------------------------------------------------

            under section 43(a) of the Lanham Act, probable success on the merits is established by a showing that the movant's trade dress is protectable (non-functional and distinctive), and the accused product's trade dress creates a likelihood of consumer confusion. Clicks Billiards, Inc. v. Sixshooters, Inc., 251 F.3d 1252, 1258 (9th Cir. 2001).(3)

                 Although National faults the district court for failing
            adequately to define the elements of Monster's trade dress, there appears to be no dispute that Monster's packaging features at least some protectable, source-identifying marks.(4) The key issue, therefore, is whether the district court erred in finding that Freek's trade dress creates a likelihood of confusion.(5)

                 [2] National  contends that the district court erred in
            finding a likelihood of confusion because it improperly refused to give preclusive effect to findings by the District Court for the District of Nevada in Hansen Beverage Co. v. Rockstar, Inc.,

            ------------------------------------------------------------
                 (3)Under the Lanham Act,  Congress defined  "trademark"
            as being a "word, name, symbol, or device, or any combination thereof" that identifies a product's source and distinguishes the product from those of others. 15 U.S.C. ss. 1127. "In contrast to a trademark, `trade dress' refers to the `total image of a product' and may include features such as size, shape, color, color combinations, texture or graphics." Int'l Jensen, Inc. v. Metro-sound U.S.A., Inc., 4 F.3d 819, 822 (9th Cir. 1993) (quoting Vision Sports, Inc., 888 F.2d at 613). Section 43 of the Act protects both trademarks and trade dress from infringement, and the elements for proving infringement are the same for both. See Two Pesos, Inc. v. Taco Cabana, Inc., 505 U.S. 763, 773
            (1992).
                 (4)For instance, National concedes that Monster's protectable trade dress includes, at a minimum, the word "MONSTER" and the "M" logo.
                 (5)"The test for  likelihood  of confusion is whether a
            reasonably prudent consumer in the marketplace is likely to be confused as to the origin of the good or service bearing one of the marks." Dreamwerks Prod. Group, Inc. v. SKG Studio, 142 F.3d 1127, 1129 (9th Cir. 1998) (internal quotation marks and citation omitted). Confusion must be "probable, not simply a possibility." Cohn v. Petsmart, Inc., 281 F.3d 837, 842 (9th Cir. 2002) (per curiam)
            (internal quotation marks omitted).

            7706       HANSEN BEVERAGE v. NATIONAL BEVERAGE
            ------------------------------------------------------------

            Case No.  2:06-cv-733.  In that case,  the court  found that
            Monster's trade dress is "weak" and "entitled to limited protection." Reviewing de novo the district court's decision not to apply issue preclusion, see McQuillion v.
            Schwarzenegger,  369 F.3d  1091,  1096 (9th Cir.  2004),  we
            affirm that ruling. We conclude that the Nevada district court's findings are not entitled to preclusive effect here because they were not necessary to that court's decision, which was based on a determination that the trade dress of ROCKSTAR 21 is unlikely to be confused with Monster's trade dress.(6) See Reyn's Pasta Bella, LLC v. Visa USA, Inc., 442 F.3d 741, 746 (9th Cir. 2006) (stating the elements of issue preclusion). See also Eureka Fed. Sav. & Loan Ass'n v. American Cas. Co., 873 F.2d 229, 233 (9th Cir. 1989) (" `If
            the decision could have been rationally grounded upon an issue other than that which the defendant seeks to foreclose from consideration, collateral estoppel does not preclude relitigation of the asserted issue.' " (quoting Davis & Cox v. Summa Corp., 751 F.2d 1507, 1518 (9th Cir. 1985)).

                 National also  contends that the district  court should
            have given preclusive effect to an alleged finding by the Nevada court that the only protectable elements of Monster's trade dress are the word "Monster" and a large, claw-like "M." We reject this argument because, among other reasons, the Nevada court's summary judgment order does not define with sufficient clarity the scope of Monster's protectable dress.

            ------------------------------------------------------------
                 (6)We note that the district court relied on its discretionary authority in refusing to apply the Nevada court's factual findings and that it did not consider whether the elements of issue preclusion are satisfied. Our conclusion that the elements are not satisfied makes it unnecessary to consider National's argument that application of the doctrine is not discretionary when it is invoked defensively. See Forest Guardians v. U.S. Forest Serv., 329 F.3d 1089, 1097 (9th Cir. 2003) (a district court's decision may be affirmed on any ground supported by the record, even if not relied upon by the district court).

                       HANSEN BEVERAGE v. NATIONAL BEVERAGE         7707
            ------------------------------------------------------------

                 [3] Even without issue preclusion, however, we conclude
            that we must reverse because the district court's finding of a likelihood of confusion is clearly erroneous. See Vision Sports, 888 F.2d at 612 (a preliminary injunction order may be reversed if the district court based its decision on clearly erroneous findings of fact). In this circuit, the likelihood of confusion is determined by considering the eight factors identified in AMF Inc. v. Sleekcraft Boats, 599 F.2d 341, 348-49 (9th Cir. 1979) abrogated in part on other grounds by Mattel, Inc. v. Walking Mountain Prod., 353 F.3d 792 (9th Cir. 2003).(7) We have cautioned against mechanical application of the Sleekcraft standard, noting that "[s]ome factors are much more important than others, and that the relative importance of each factor will be case-specific." Brookfield Commc'ns, Inc. v. West Coast Entm't Corp., 174 F.3d 1036, 1054 (9th Cir. 1999); see also
            Entrepreneur Media, Inc. v. Smith, 279 F.3d 1135, 1141 (9th Cir. 2002) ("[W]e do not decide whether confusion is likely by considering mechanically the number of Sleekcraft factors that weigh in favor of either party, or by giving the same weight to a particular factor from case to case.").

                 [4] Here, as in many cases,  similarity of the marks is
            the factor most probative of the likelihood of confusion.(8) See GoTo.com, Inc. v. Walt Disney Co., 202 F.3d 1199, 1205 (9th Cir. 2000) (similarity of the marks is always "a critical question in the likelihood-of-confusion analysis"). Although the district court did not identify any specific similarities between

            ------------------------------------------------------------
                 (7)These  factors are: "1) the strength of the mark; 2)
            proximity or relatedness of the goods; 3) the similarity of the marks; 4) evidence of actual con-fusion; 5) the marketing channels used; 6) the degree of care customers are likely to exercise in purchasing the goods; 7) the defendant's intent in selecting the mark; and 8) the likelihood of expansion into other markets." KP Permanent Make-Up, Inc. v. Lasting Impression I, Inc., 408 F.3d 596, 608 (9th Cir. 2005) (citing Sleekcraft, 599 F.2d at 348-49).
                 (8)Similarity  is determined by the appearance,  sound,
            and meaning of the marks when considered in their entirety as they appear in the marketplace. See GoTo.com, 202 F.3d at 1206.

            7708       HANSEN BEVERAGE v. NATIONAL BEVERAGE
            ------------------------------------------------------------

            the two trade dresses, it found that the products "look quite similar" and referred generally to their "vast similarities." We conclude that the district court's finding of similarity of appearance is clearly erroneous.

                 [5]  The two  trade  dresses  are  similar  in  overall
            appearance only to the extent that they both feature "aggressive" graphics and bold accent colors against dark backgrounds. However, these elements are widely employed in the crowded energy drink market and are therefore unlikely to lead to confusion as to source. See Miss World (UK) Ltd.
            v. Mrs. America Pageants, Inc., 856 F.2d 1445, 1449 (9th Cir. 1988), abrogated on other grounds by Eclipse Assocs. Ltd. v. Data Gen. Corp., 894 F.2d 1114 (9th Cir. 2000) (noting that in a "crowd" of "similar marks on similar goods" confusion between any two in the crowd is unlikely because customers "may have learned to carefully pick out one from the other") (quoting 1 J. THOMAS MCCARTHY, MCCARTHY ON TRADEMARKS & UNFAIR COMPETITION, ss. 11:26, at 511 (2d ed. 1984)).

                 [6] The appearance of the competing  trade dress speaks
            for itself. Monster products are distinguishable from the other energy drinks on the market largely because the word "Monster" and a large "M" are prominently displayed on the cans. Freek's trade dress does not feature either of these source-identifying marks; instead, it displays prominently its own trade name ("Freek") along with a distinctive depiction of a distorted and frightening face (the so-called "Freek Man"). These very significant differences weigh heavily against a finding that consumer confusion is likely to result from the overall look of the packaging. See Bristol-Myers Squibb Co. v. McNeil-P.P.C., Inc., 973 F.2d 1033, 1045-46 (2d Cir. 1992) ("[W]e conclude that, although [the trade dresses of Tylenol PM and Excedrin PM] share many similar elements, the prominence of the trade names on the two packages weighs heavily against a finding of consumer confusion resulting from the overall look of the packaging.").

                       HANSEN BEVERAGE v. NATIONAL BEVERAGE         7709
            ------------------------------------------------------------

                 [7] Although the district  court's  finding  concerning
            similarity of the marks focused solely on physical appearance, Hansen further argues that confusion is likely because the terms "monster" and "freek" are confusingly similar in meaning and because the Freek Man is the picture equivalent of a monster. Regarding the first argument, we conclude that the word "monster" is simply too indefinite and generalized to support a finding of consumer confusion resulting from similarity of meaning between it and "freek."(9)

                 [8] For similar  reasons,  we reject Hansen's  argument
            that the Freek Man is the picture-equivalent of the word mark "MONSTER." Courts have applied the doctrine of word-picture equivalency only when the word mark and its pictorial representation are concrete and narrowly focused. In Mobil Oil Corp. v. Pegasus Petroleum Corp., 818 F.2d 254, 257 (2d Cir. 1987), for instance, the Second Circuit held that the word mark "Pegasus" was the legal equivalent of Mobil's flying horse logo. Similarly, in Beer Nuts, Inc. v. King Nut Co., 477 F.2d 326 (6th Cir. 1973), the Sixth Circuit affirmed the district court's finding that a pictorial representation of nuts and a stein of beer had the same legal effect as the word mark "BEER NUTS." Id. at 329; see also Jockey Int'l, Inc. v. Butler, 3 U.S.P.Q.2d 1607 (T.T.A.B. 1987) (picture of a jockey riding a horse held legally equivalent to word mark "JOCKEY"); Squirrel Brand Co. v. Green Gables Inv. Co., 223 U.S.P.Q. 154 (T.T.A.B.
            1984) (picture of a squirrel held

            ------------------------------------------------------------
                 (9) As evidence of  similarity  of meaning,  Hansen has
            submitted excerpts from various thesauruses showing that "freak" is synonymous with one of "monster's" five generally recognized meanings. Hansen's sources also indicate, however, that "monster" is synonymous with such diverse words as: "giant," "goliath," "behemoth," "colossus," "mutant," "fiend," "devil," "demon," "ogre," "beast," "brute," "leviathan," and "savage." The generality inherent in the word "monster"--as illustrated by this wide-ranging (and by no means exhaustive) list of synonyms--strongly suggests that any similarity in meaning between "monster" and "freak" is unlikely to confuse consumers as to the source of Freek products. It also indicates that protection of all synonyms of "Monster" would cast a very wide net.

            7710       HANSEN BEVERAGE v. NATIONAL BEVERAGE
            ------------------------------------------------------------

            equivalent to word mark "SQUIRREL"). Here, in contrast, the word mark "MONSTER" is so broad and ambiguous that consumers are unlikely to equate it with any particular image or symbol--much less an image as disembodied and stylized as the Freek Man. See Fisher Radio Corp. v. Bird Elec. Corp., 162 U.S.P.Q. 265, 266 (T.T.A.B. 1969) (picture of a swallow-like bird held not equivalent to word mark "BIRD" because "the term `BIRD' is a word which broadly encompasses an extremely  wide range of  feathered  vertebrate . . . .).
            All told, when the sight, sound, and meaning of the two marks are evaluated in combination, it is clear that the marks overall, and as encountered in the marketplace, are not similar.

                 [9] In light of our conclusion  that the district court
            committed clear error in finding that the marks are similar, our task is to determine whether the court's other findings are sufficient to support a determination that consumer confusion is likely. Beyond similarity of the marks, the district court relied upon findings that: (1) Monster's marks are "arbitrary or fanciful" and are therefore "entitled to a higher degree of protection than merely descriptive or suggestive [marks]"; (2) "the goods are of the same type and are in direct competition"; (3) "the channels used to market both products are the same"; (4) "the goods are inexpensive" and "the average consumer is not likely to use a great deal of care" in selecting them; (5) Hansen has submitted evidence "of [National's] aggressive attempts to place its product and advertisements as close to the plaintiff's as possible on store shelves and other locations"; (6) National "has stated its intent to expand the product to be marketed nationally"; and (7) "there is evidence of actual confusion." We conclude that these findings, accepted as true, are insufficient to support a finding of a likelihood of confusion.

                 [10] Of the first six findings  outlined above, all but
            the fifth could apply to any number of competitors in the energy drink market. In view of the dissimilarity of marks, these findings shed little light on the likelihood of

                       HANSEN BEVERAGE v. NATIONAL BEVERAGE         7711
            ------------------------------------------------------------

            confusion between these particular products. Cf. Brookfield Commc'ns, 174 F.3d at 1054 ("Where the two marks are entirely dissimilar, there is no likelihood of confusion. `Pepsi' does not infringe Coca Cola's `Coke.' Nothing further need be said."). The fifth finding--that National has attempted to place its products and advertising close to Hansen's--is only slightly more probative. If true, it says little more about the likelihood of confusion than that the products are in direct competition.

                 The  district  court's  reference to evidence of actual
            confusion gives us some pause. We conclude, however, that the handful of declarations (some from Hansen employees) submitted as evidence do not reliably indicate that Freek's trade dress is likely to confuse "an appreciable number of people."(10) See Entrepreneur Media, Inc., 279 F.3d at 1151 (infringement exists only when a mark is likely to "confuse an appreciable number of people as to the source of the product") (emphasis in original); Playboy Enters., Inc. v. Netscape Commc'ns, 354 F.3d 1020, 1026 (9th Cir. 2004)
            ("actual confusion among significant numbers of consumers provides strong support for the likelihood of confusion") (footnote reference omitted); Nautilus Group, Inc. v. Icon Health and Fitness, Inc., 372 F.3d 1330, 1338 (Fed. Cir.
            2004) (holding that the district court's finding of "actual confusion" was improper where "the relatively small number of calls presented by Nautilus renders this evidence too unreliable") (applying Ninth Circuit law).

            ------------------------------------------------------------
                 (10)All but one of Hansen's declarations were submitted
            for the first time in connection with its reply. National filed a motion to strike Hansen's reply and the attached exhibits on the ground that the new evidence could have been submitted with Hansen's moving papers. The district court denied National's motion as untimely because it was filed in the late after-noon on the day before the preliminary injunction hearing. Because the district court did not abuse its discretion when it denied National's motion, we reject National's argument that the district court may have improperly considered the new declarations in determining the likelihood of confusion.

            7712       HANSEN BEVERAGE v. NATIONAL BEVERAGE
            ------------------------------------------------------------

                 [11]  Because  the  district   court's   finding  of  a
            likelihood of confusion is clearly erroneous, we conclude that the court abused its discretion in determining that Hansen is likely to succeed on the merits of its trade dress infringement claim.(11) Accordingly, the district court's grant of a preliminary injunction is

                 REVERSED.















            ------------------------------------------------------------
                 (11)In light of our  conclusion  that the issuance of a
            preliminary injunction was an abuse of discretion, we need not reach National's arguments that the district court erred by: failing to make adequate factual findings to sup-port its determination that Monster's trade dress is distinctive and that there is a "likelihood of confusion"; issuing an injunction that fails to define the prohibited conduct with sufficient particularity; and excluding evidence of Hansen's Complaint to the Patent and Trademark Office in 2003.